UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2023
BellRing Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39093		87-3296749
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.    Results of Operation and Financial Condition.

On August 7, 2023, BellRing Brands, Inc. (the "Company") issued a press release announcing results for its third fiscal quarter ended June 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on August 7, 2023, the Company published to the "Investor Relations" section of its website, www.bellringbrands.com, a supplemental presentation related to results for its third fiscal quarter ended June 30, 2023. A copy of the presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in Item 2.02, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Newly Elected Directors.

On August 2, 2023, the Board of Directors (the “Board”) of the Company appointed Shawn W. Conway to serve as a Class II director of the Board, effective October 1, 2023. With the addition of Mr. Conway, the Board of Directors now consists of seven members. Mr. Conway’s initial term will expire at the Company’s Annual Meeting of Shareholders in 2024. The Board has determined that Mr. Conway satisfies the requirements for independence and financial literacy under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Mr. Conway was appointed to the Board after a thorough review of his qualifications by the Corporate Governance and Compensation Committee of the Board. Mr. Conway will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation program described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on December 21, 2022. There is no arrangement or understanding between Mr. Conway and any other persons pursuant to which he was appointed as a director, and there are no transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K. The Company expects to enter into its standard form of indemnification agreement with Mr. Conway, as described in BellRing Distribution LLC’s proxy statement/prospectus (Registration No. 333-261741, as amended or supplemented), dated February 3, 2022, and prospectus (Registration No. 333-261873, as amended or supplemented), dated February 14, 2022, in each case, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3).

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on August 7, 2023 announcing the appointment of Mr. Conway to the Board, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 7, 2023
99.2	Third Fiscal Quarter Ended June 30, 2023 Supplemental Presentation
99.3	Press Release dated August 7, 2023 - Appointment of Shawn W. Conway to Board
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 7, 2023	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Paul A. Rode
	Name:	Paul A. Rode
	Title:	Chief Financial Officer